UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 18, 2012

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2011, AmeriGas Propane, L.P. (the "Operating Partnership"), a Delaware limited partnership and the operating partnership of AmeriGas Partners, L.P. (the "Partnership"), entered into a Credit Agreement (as amended, the "Credit Agreement"), by and among the Operating Partnership, as Borrower, AmeriGas Propane, Inc., the general partner of the Partnership and the Operating Partnership, as a Guarantor thereunder, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Book Manager and a syndicate of financial institutions from time to time party thereto. The terms of the Credit Agreement were described in and attached to the Partnership's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 27, 2011.

On April 18, 2012, the parties to the Credit Agreement entered into Amendment No. 4 to Credit Agreement (the "Fourth Credit Agreement Amendment"), pursuant to which the Consolidated MLP Total Leverage Ratio (as such term is defined in the Credit Agreement) was increased to (i) a maximum of 5.50 to 1.00 through March 31, 2013 and (ii) a maximum of 5.25 to 1.00 thereafter. Prior to the Fourth Credit Agreement Amendment, the Consolidated MLP Total Leverage Ratio (as such term is defined in the Credit Agreement) was (i) a maximum of 5.25 to 1.00 through June 30, 2012 and (ii) a maximum of 5.00 to 1.00 thereafter.

The above description of the Fourth Credit Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fourth Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto, the full text of Amendment No. 2 to Credit Agreement, which is filed as Exhibit 10.3 to the Partnership’s Current Report on Form 8-K filed with the Commission on January 18, 2012, and the full text of the Credit Agreement, which is filed as Exhibit 10.1 to the Partnership's Current Report on Form 8-K filed with the Commission on June 27, 2011, each of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amendment No. 4 dated as of April 18, 2012 to the Credit Agreement dated as of June 21, 2011 by and among AmeriGas Propane, L.P., as Borrower, AmeriGas Propane, Inc., as a Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Book Manager and Wells Fargo Bank, National Association, Branch Banking and Trust Company, Citibank, N.A., JPMorgan Chase Bank, N.A., PNC Bank, National Association, Citizens Bank of Pennsylvania, The Bank of New York Mellon, Compass Bank, Manufacturers and Traders Trust Company, Sovereign Bank, TD Bank, N.A. and the other financial institutions from time to time party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

April 24, 2012	By:	/s/ Hugh J. Gallagher

Name: Hugh J. Gallagher
Title: Treasurer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 4 dated as of April 18, 2012 to the Credit Agreement dated as of June 21, 2011 by and among AmeriGas Propane, L.P., as Borrower, AmeriGas Propane, Inc., as a Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Book Manager and Wells Fargo Bank, National Association, Branch Banking and Trust Company, Citibank, N.A., JPMorgan Chase Bank, N.A., PNC Bank, National Association, Citizens Bank of Pennsylvania, The Bank of New York Mellon, Compass Bank, Manufacturers and Traders Trust Company, Sovereign Bank, TD Bank, N.A. and the other financial institutions from time to time party thereto.